As filed with the Securities and Exchange Commission on May 1, 2000

                                                      Registration No. 333-42113

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 3

A. Exact name of trust:            Pioneer Independence Plans

B. Name of depositor:              Pioneer Funds Distributor, Inc.

C. Complete address of depositor's
   principal executive offices:    60 State Street
                                   Boston, MA 02109-1820

D. Name and complete address
   of agent for service:           Robert P. Nault, Esq.
                                   The Pioneer Group, Inc.
                                   60 State Street
                                   Boston, MA

   Copy to:                        Joseph P. Barri, Esq.
                                   Hale and Dorr LLP
                                   60 State Street
                                   Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

E. Title of securities being
   registered:                     Pioneer Independence Plans

F. Approximate date of proposed
   public offering:                Not applicable

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487

                           PIONEER INDEPENDENCE PLANS


               Reconciliation and Tie of Information in Prospectus
                      with Items of Form N-8B-2 pursuant to
                            Instruction 4 of Form S-6

ITEM
NUMBER              LOCATION IN PROSPECTUS OR PROSPECTUS CAPTION(S)

I.  ORGANIZATION AND GENERAL INFORMATION
1. (a)              Cover page; Employer identification numbers
1. (b)              Cover page
2.                  Basic information about the plans; The sponsor; Employer
                    identification numbers
3.                  The custodian; Employer identification numbers
4.                  Basic information about the plans; The sponsor; Employer
                    identification numbers
5.                  The sponsor; The custodian
6. (a)              Basic information about the plans; The custodian
6. (b)              Basic information about the plans; The custodian
7.                  Not applicable
8.                  Omitted pursuant to Instruction 3(a) of Form S-6
9.                  Not applicable

II.  GENERAL DESCRIPTION OF TRUST AND SECURITIES OF THE TRUST
10. (a)             Basic information about the plans; The custodian;
                    Accompanying prospectus for Pioneer Independence Funds
10. (b)             Dividends, capital gains and taxes
10. (c)             General rules on withdrawals and terminations
10. (d)             Partial withdrawals without terminating a plan; Terminating your plan; Systematic withdrawal program; Transfer or
                    assignment of rights in a plan; Fund substitution
10. (e)             Cancellation rights; Surrender rights; Replacement of
                    partial withdrawals without terminating a plan; Replacement privilege on termination; Termination of a plan by Pioneer or State Street Bank
10. (f)             Basic information about the plans; Voting rights in fund
                    shares
10. (g) (1)         Creation and sales charge; Fund substitution
10. (g) (2)         Fund substitution
10. (g) (3)         Basic information about the plans
10. (g) (4)         Basic information about the plans
10. (h) (1)         Fund substitution
10. (h) (2)         Basic information about the plans
10. (h) (3)         Basic information about the plans; The custodian
10. (h) (4)         Basic information about the plans; The custodian
10. (i)             Extended investment option; Creation and sales charges;
                    Qualifying for reduced sales charges; Purchasing Two or
                    more plans; Rights of accumulation; Making investments ahead of schedule to complete a plan early; Changing the face
                    amount of you plan; Requesting a transaction; Retirement
                    plans; Voluntary tax withholding; Other policies
11.                 Basic information about the plans; Basic information
                    about the plans and fund
12. (a)             Basic information about the plans
12. (b)             Not applicable
12. (c)             Accompanying prospectus for Pioneer Independence Fund
12. (d)             Accompanying prospectus for Pioneer Independence Fund
12. (e)             Not applicable
13. (a)             Basic information about the plans and fund; Choosing a face amount; Creation and sales charges; Service charges and
                    other fees; Accompanying prospectus for Pioneer Independence
                    Fund
13. (b)-(e)         Creation and sales charge; Choosing a face amount; A typical
                    $100 monthly investment plan; Creation and sales charges;
                    Qualifying for reduced sales charges; Purchasing two or more plans; Rights of accumulation; Changing the face amount of your plan
13. (f)             Omitted pursuant to Instruction 3 of Form S-6
13. (g)             Omitted pursuant to Instruction 3 of Form S-6
14.                 Basic information about the plans; Investments, withdrawals and terminations; General rules on withdrawals and
                    terminations; The custodian
15.                 Automatic investments; By check
16.                 Basic information about the plans; The custodian;
                    Accompanying prospectus for Pioneer Independence Fund
17. (a)             General rules on withdrawals and terminations; Systematic
                    withdrawal program
17. (b)             Basic information about the plans; The custodian;
                    Accompanying prospectus for Pioneer Independence Fund
17. (c)             Investments, withdrawals and terminations; Termination
                    of a plan by Pioneer or State Street Bank
18. (a)             Omitted pursuant to Instruction 3 of Form S-6
18. (b)             Dividends, capital gains and taxes; Accompanying prospectus for Pioneer Independence Fund
18. (c)             Omitted pursuant to Instruction 3 of Form S-6
18. (d)             Omitted pursuant to Instruction 3 of Form S-6
19.                 Statements, reports and notices; Dividends, capital gains
                    and taxes
20. (a)             Omitted pursuant to Instruction 3 of Form S-6
20. (b)             The custodian
20. (c)             The custodian
20. (d)             Omitted pursuant to Instruction 3 of Form S-6
20. (e)             The sponsor
20. (f)             Omitted pursuant to Instruction 3 of Form S-6
21. (a)             Omitted pursuant to Instruction 3 of Form S-6
21. (b)             Omitted pursuant to Instruction 3 of Form S-6
21. (c)             Omitted pursuant to Instruction 3 of Form S-6
22.                 Custodian Agreement (exhibit)
23.                 Response set forth in Form N-8B-2 only
24.                 Omitted pursuant to Instruction 3 of Form S-6

VI.  ORGANIZATION, PERSONNEL AND AFFILIATED PERSONS OF DEPOSITOR
25.                 The sponsor
26. (a)             Financial statements
26. (b) (1)         Basic information about the plans and fund; Accompanying
                    prospectus for Pioneer Independence Fund
26. (b) (2)         Basic information about the plans and fund; Accompanying
                    prospectus for Pioneer Independence Fund
26. (b) (3)         Basic information about the plans and fund; Accompanying
                    prospectus for Pioneer Independence Fund
26. (b) (4)         Accompanying prospectus for Pioneer Independence Fund
27.                 The sponsor; Accompanying prospectus for Pioneer
                    Independence Fund
28. (a)             The sponsor
28. (b)             Names, positions and offices
29.                 The sponsor
30.                 Omitted pursuant to Instruction 3 of Form S-6
31.                 Omitted pursuant to Instruction 3 of Form S-6
32.                 Omitted pursuant to Instruction 3 of Form S-6
33.                 Omitted pursuant to Instruction 3 of Form S-6
34.                 Omitted pursuant to Instruction 3 of Form S-6

IV.  DISTRIBUTION AND REDEMPTION OF SECURITIES
35. (A)             Pioneer Independence Plans
35. (B)             Omitted pursuant to Instruction 3 of Form S-6
35. (C)             Omitted pursuant to Instruction 3 of Form S-6
36.                 Omitted pursuant to Instruction 3 of Form S-6
37.                 Omitted pursuant to Instruction 3 of Form S-6
38. (a)             Basic information about the plans
38. (b)             The sponsor
38. (c)             Face amount; The sponsor
39. (a)             The sponsor
39. (b)             The sponsor
40.                 Financial statements
41. (a)             The sponsor; Accompanying prospectus for Pioneer
                    Independence Fund
41. (b)             Omitted pursuant to Instruction 1 of Form S-6
41. (c)             Omitted pursuant to Instruction 1 of Form S-6
42.                 Omitted pursuant to Instruction 3 of Form S-6
43.                 Omitted pursuant to Instruction 3 of Form S-6
44. (a)             Accompanying prospectus for Pioneer Independence Fund
44. (b)             Financial statements
44. (c)             15-Year Plan; 25-Year Plan Extended Investment Option;
                    Purchasing two or more plans; Rights of accumulation
45.                 Omitted pursuant to Instruction 3 of Form S-6
46.                 Omitted pursuant to Instruction 3 of Form S-6
47.                 Basic information about the plans and fund; Fund
                    substitution; The custodian

V.  INFORMATION CONCERNING THE TRUSTEE OR CUSTODIAN
48.                 The custodian
49.                 Service charges and other fees
50.                 Omitted pursuant to Instruction 3 of Form S-6

VI.  INFORMATION CONCERNING INSURANCE OF HOLDERS OF SECURITIES
51.                 Omitted pursuant to Instruction 3 of Form S-6

VII.  POLICY OF REGISTRANT/REGULATED INVESTMENT COMPANY
52. (a)             Fund substitution
52. (b)             Omitted pursuant to Instruction 3 of Form S-6
52. (c) (1)         Fund substitution
52. (c) (2)         Fund substitution
52. (c) (3)         Omitted pursuant to Instruction 3 of Form S-6
52. (c) (4)         Fund substitution
52. (c) (5)         Fund substitution
52. (d)             Omitted pursuant to Instruction 3 of Form S-6
53.                 Dividends, capital gains and taxes; Accompanying
                    prospectus for Pioneer Independence Fund

VIII.  FINANCIAL AND STATISTICAL INFORMATION
54.                 Omitted pursuant to Instruction 3 of Form S-6
55.                 A typical $100 monthly investment plan
56.                 Omitted pursuant to Instruction 1 of Form S-6
57.                 Omitted pursuant to Instruction 1 of Form S-6
58.                 Omitted pursuant to Instruction 1 of Form S-6
59. (a)(1)          Balance sheet, statement of operations, statement of
                    changes in net assets and notes to financial statements
                    at December 31, 1999 for Pioneer Independence Plans
59. (a)(2)          Not applicable
59. (c)(1)          Consolidated statement of financial condition at
                    December 31, 1999 for Pioneer Funds Distributor, Inc.
59. (c)(2)          Consolidated statement of operations, consolidated statement of changes in stockholder's equity, consolidated statement of cash flows and notes to consolidated financial statements at December 31, 1999 for Pioneer Funds Distributor, Inc.

                                                                  [PIONEER LOGO]

PIONEER
INDEPENDENCE PLANS


PROSPECTUS,
MAY 1, 2000

Contents


Basic information about the plans 1
Basic information about the plans and fund 2
Investments, withdrawals and terminations 3
Plan owner options and services 10
Plan rights and policies 11
Dividends, capital gains and taxes 14
Service charges and other fees 15
Additional information 15
Financial statements 17

The plan prospectus must be accompanied by the fund's current prospectus. You should read both prospectuses and keep them for future reference.

Shares of the fund are offered to the general public only through the plans.

You have the right to a refund of the current value of your fund shares during the 18 months after your plan purchase. You also have other limited refund rights under the conditions described in more detail under "Plan rights and policies."

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Neither the Securities and Exchange Commission nor any state securities agency has approved the plans or the fund's shares or determined whether these prospectuses are accurate or complete. Any representation to the contrary is a crime.

BASIC INFORMATION ABOUT THE PLANS

Pioneer Funds Distributor, Inc., the plans' sponsor, designed PIONEER INDEPENDENCE PLANS to help you create an investment fund for future capital or income needs and build equity over a period of years by systematically investing a modest sum each month in shares of Pioneer Independence Fund. Under a plan, you make fixed monthly investments for 15 years (a total of 180 investments), with the option to make additional monthly investments for 25 years (a total of 300 investments).

You should consider the following aspects of the plan before making an investment:

o A plan represents an agreement among you, Pioneer, and State Street Bank and Trust Company, the plan's custodian. Under this agreement, the custodian applies your plan investments (after deduction of creation and sales charges and other fees) to the purchase of shares of the fund at net asset value. No agent or other person has the authority to modify, alter or otherwise change the terms of the plan or to bind Pioneer, the custodian or the issuer of fund shares by any statement, written or oral, not contained in this prospectus.

[TEXT BOX]
CREATION AND SALES CHARGE
   >The custodian will deduct a creation and sales charge, sometimes called a front-end load, of up to 50% from each of your first 12 investments.
[END BOX]


o Pioneer receives a creation and sales charge as compensation for its services and costs in creating the plans and arranging for their administration, for making fund shares available to you at their net asset value and for certain selling expenses and commissions with respect to the plans. The custodian deducts this charge from each of your first 12 monthly plan investments. There is no creation and sales charge on investments 13 through 180 (or on investments under the extended investment option).

o If you complete all scheduled payments under a 15-year plan, you will pay a maximum creation and sales charge of 3.33% of the total plan investments. If, however, you withdraw part of your investment or terminate your plan before making the first 12 investments in your plan, you will probably lose money because of the creation and sales charge. If you terminate your plan after 18 months, the creation and sales charge may amount to as much as 31.6% of your plan investments. You should therefore consider a plan a long-term investment.

o Your plan's value is based on the value of the fund shares in your plan. The value of the fund shares is, in turn, based on the value of the securities in its portfolio. The fund's investment results will vary depending on the composition of its portfolio, market conditions and the fund's operating expenses. A plan calls for monthly investments at regular intervals regardless of the price of fund shares. You should therefore consider your financial ability to continue investments in a plan. You will lose money if you terminate your plan at a time when the value of the fund shares in your plan is less than your plan's cost.

o Your plan investments are not direct ownership of fund shares. Rather, your plan represents an interest in a trust that has direct ownership of the fund's shares on behalf of each plan owner. You have only a beneficial interest in the underlying shares of the fund. You will, however, retain full voting rights with respect to the underlying shares of the fund. The custodian will vote the shares held for your account in accordance with your instructions.

o The custodian or Pioneer may terminate your plan if you fail to make investments under your plan for a period of 12 consecutive months or if fund shares are not available and a substitution is not made. You will be notified of any substitution of the plan's underlying investment.

o Your dealer firm of record has proprietary rights to all commissions, including any service fees earned from Pioneer for the duration of your plan. The dealer is not obligated to transfer your plan to another dealer firm as long as its dealer agreement with Pioneer is still in effect. As a result, if you engage a new dealer, the new dealer may have no direct incentive to provide services with respect to your plan. If the dealer firm of record chooses to release your plan to the new dealer firm, the new dealer firm must first complete, sign and signature guarantee a release form that can be obtained from Pioneer. The form must be returned to BFDS and accepted by the custodian.

o Pioneer is not required to notify you or seek your approval prior to replacing the custodian. The terms of the custodian agreement, however, cannot be amended to adversely affect your rights and privileges without obtaining your written consent.

BASIC INFORMATION ABOUT THE PLANS AND FUND

You should read the attached prospectus for the fund before investing. The following is only a summary of the information contained in the fund's prospectus.

INVESTMENT OBJECTIVE OF THE FUND Growth of capital.

INVESTMENT STRATEGY
The fund invests at least 80% of its assets in common stocks and securities that trade like common stocks. Pioneer Investment Management, Inc., the fund's investment adviser, uses a value approach to select the fund's investments. Even though the fund seeks capital growth, you could lose money on your investment.

FEES AND EXPENSES
These are the fees and expenses, based on plan creation and sales charges and the fund's latest fiscal year, you may pay if you invest in a plan.

PLAN OWNER FEES
paid directly from your investment
------------------------------------------------------------ ----------------------

Maximum sales charge (load) when you buy
  shares as a percentage of offering price                                 50.00%1

------------------------------------------------------------ ----------------------
ANNUAL FUND OPERATING EXPENSES
PAID FROM THE ASSETS OF THE FUND

as a percentage of average daily net assets2
------------------------------------------------------------ ---------------------
  Management Fee                                                             0.75%
------------------------------------------------------------ ---------------------
  Distribution and Service (12b-1) Fee                                       0.25%
------------------------------------------------------------ ---------------------
  Other Expenses                                                             5.41%
------------------------------------------------------------ ---------------------
Total Annual Fund Operating Expenses                                         6.41%
------------------------------------------------------------ ---------------------


1       A creation and sales charge of up to 50% may be deducted from your first
        12 investments. There is no creation and sales charge on investments 13 through 180 (or on investments under the extended investment option). If you complete scheduled payments over a 15-year plan, you will pay a creation and sales charge of up to 3.33%.

2 Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other operating expenses of the fund to the extent required to reduce expenses to 1.50% of the average daily net assets of the fund. This agreement is voluntary and temporary and may be revised or terminated at any time. Actual management fees, distribution and service fees, other expenses and total fund operating expenses paid by the fund for the fiscal year ended December 31, 1999 were:

                  Management Fee                              0.00%
                  Distribution and Service (12b-1) Fee        0.02%
                  Other Expenses                              1.48%
                  Total Annual Fund Operating Expenses        1.50%

EXAMPLE
This example helps you compare the cost of investing in a plan with the cost of investing in other mutual fund investments. It assumes that: a) you make a $75 monthly investment in the plan for the time periods shown (a total investment of $13,500 after completing a 15-year plan), b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                    IF YOU SELL YOUR SHARES                                      IF YOU DO NOT SELL YOUR SHARES
---------------------------------------------------------------- ---------------------------------------------------------------
                                              NUMBER OF YEARS YOU OWN YOUR SHARES
--------------------------------------------------------------------------------------------------------------------------------
               1              3              5               10              1               3              5                10
----------------- -------------- -------------- ---------------- -------------- --------------- -------------- -----------------

             $83           $641         $1,039           $2,968           $466            $641         $1,039            $2,968
----------------- -------------- -------------- ---------------- -------------- --------------- -------------- -----------------

INVESTMENTS, WITHDRAWALS AND TERMINATIONS

CHOOSING A FACE AMOUNT

[TEXT BOX]
FACE AMOUNT
The face amount of your plan is the total value of the monthly plan investments you have scheduled to make for your plan.
[END BOX]

Use the following tables to select among the range of available monthly plan investment options. Each table shows the face amount of the plan, the creation and sales charges that will be charged and the total charges as a percentage of the total amount invested under a plan and as a percentage of the net amount invested. This information is based solely on investments made under a plan and does not reflect any investment performance, dividend or income from the fund over the period of a plan, or expenses of the fund or any other charges.

The creation and sales charges shown are specified under the plans and may not be increased. The fund also incurs expenses, which are not specified under the terms of the plans and may vary from year to year.

15-YEAR PLAN
Use this table to select your monthly plan investment for a 15-year plan.

                                                               CREATION AND SALES CHARGE
                                 ---------------------------------------------------------------------------------------

                  FACE AMOUNT         PER            PER                                       TO NET
 MONTHLY PLAN        (TOTAL       INVESTMENT     INVESTMENT    TOTAL SALES     TO TOTAL      INVESTMENT   MONTHLY PLAN
  INVESTMENT      INVESTMENT)      1 THRU 12     13 THRU 180    CHARGE (A)    INVESTMENT     IN SHARES     INVESTMENT
---------------- --------------- -------------- -------------- ------------- -------------- ------------- --------------
         $50.00       $9,000.00         $25.00             $0       $300.00          3.33%         3.45%         $50.00
          75.00       13,500.00          37.50              0        450.00          3.33%         3.45%          75.00
         100.00       18,000.00          50.00              0        600.00          3.33%         3.45%         100.00
         125.00       22,500.00          62.50              0        750.00          3.33%         3.45%         125.00
         150.00       27,000.00          75.00              0        900.00          3.33%         3.45%         150.00
         166.66       29,998.80          83.33              0        999.96          3.33%         3.45%         166.66
         200.00       36,000.00         100.00              0      1,200.00          3.33%         3.45%         200.00
         250.00       45,000.00         125.00              0      1,500.00          3.33%         3.45%         250.00
         300.00       54,000.00         150.00              0      1,800.00          3.33%         3.45%         300.00
         350.00       63,000.00         175.00              0      2,100.00          3.33%         3.45%         350.00
         400.00       72,000.00         200.00              0      2,400.00          3.33%         3.45%         400.00
         450.00       81,000.00         225.00              0      2,700.00          3.33%         3.45%         450.00
         500.00       90,000.00         250.00              0      3,000.00          3.33%         3.45%         500.00
         600.00      108,000.00         300.00              0      3,600.00          3.33%         3.45%         600.00
         700.00      126,000.00         350.00              0      4,200.00          3.33%         3.45%         700.00
         800.00      144,000.00         400.00              0      4,800.00          3.33%         3.45%         800.00
         900.00      162,000.00         450.00              0      5,400.00          3.33%         3.45%         900.00
       1,000.00      180,000.00         500.00              0      6,000.00          3.33%         3.45%       1,000.00
       1,250.00      225,000.00         625.00              0      7,500.00          3.33%         3.45%       1,250.00
       1,500.00      270,000.00         675.00              0      8,100.00          3.00%         3.09%       1,500.00
       1,750.00      315,000.00         700.00              0      8,400.00          2.67%         2.74%       1,750.00
       2,000.00      360,000.00         750.00              0      9,000.00          2.50%         2.56%       2,000.00
       2,500.00      450,000.00         812.50              0      9,750.00          2.17%         2.21%       2,500.00
       5,000.00      900,000.00       1,250.00              0     15,000.00          1.67%         1.69%       5,000.00
     $10,000.00   $1,800,000.00      $1,500.00             $0    $18,000.00          1.00%         1.01%     $10,000.00

(A) Does not include an annual distribution and service fee paid by the fund of up to 0.25% based on the fund's average daily net assets. See the fund's prospectus.

25-YEAR PLAN EXTENDED INVESTMENT OPTION
Use this table to select your monthly plan investment for a 25-year plan under the extended investment option.

                                                               CREATION AND SALES CHARGE
                                 ---------------------------------------------------------------------------------------

                      FACE            PER            PER                                       TO NET
 MONTHLY PLAN     AMOUNT (TOTAL   INVESTMENT     INVESTMENT    TOTAL SALES     TO TOTAL      INVESTMENT   MONTHLY PLAN
  INVESTMENT      INVESTMENT)      1 THRU 12     13 THRU 300    CHARGE (A)    INVESTMENT     IN SHARES     INVESTMENT
---------------- --------------- -------------- -------------- ------------- -------------- ------------- --------------
         $50.00      $15,000.00         $25.00             $0       $300.00          2.00%         2.04%         $50.00
          75.00       22,500.00          37.50              0        450.00          2.00%         2.04%          75.00
         100.00       30,000.00          50.00              0        600.00          2.00%         2.04%         100.00
         125.00       37,500.00          62.50              0        750.00          2.00%         2.04%         125.00
         150.00       45,000.00          75.00              0        900.00          2.00%         2.04%         150.00
         166.66       49,998.00          83.33              0        999.96          2.00%         2.04%         166.66
         200.00       60,000.00         100.00              0      1,200.00          2.00%         2.04%         200.00
         250.00       75,000.00         125.00              0      1,500.00          2.00%         2.04%         250.00
         300.00       90,000.00         150.00              0      1,800.00          2.00%         2.04%         300.00
         350.00      105,000.00         175.00              0      2,100.00          2.00%         2.04%         350.00
         400.00      120,000.00         200.00              0      2,400.00          2.00%         2.04%         400.00
         450.00      135,000.00         225.00              0      2,700.00          2.00%         2.04%         450.00
         500.00      150,000.00         250.00              0      3,000.00          2.00%         2.04%         500.00
         600.00      180,000.00         300.00              0      3,600.00          2.00%         2.04%         600.00
         700.00      210,000.00         350.00              0      4,200.00          2.00%         2.04%         700.00
         800.00      240,000.00         400.00              0      4,800.00          2.00%         2.04%         800.00
         900.00      270,000.00         450.00              0      5,400.00          2.00%         2.04%         900.00
       1,000.00      300,000.00         500.00              0      6,000.00          2.00%         2.04%       1,000.00
       1,250.00      375,000.00         625.00              0      7,500.00          2.00%         2.04%       1,250.00
       1,500.00      450,000.00         675.00              0      8,100.00          1.80%         1.83%       1,500.00
       1,750.00      525,000.00         700.00              0      8,400.00          1.60%         1.63%       1,750.00
       2,000.00      600,000.00         750.00              0      9,000.00          1.50%         1.52%       2,000.00
       2,500.00      750,000.00         812.50              0      9,750.00          1.30%         1.32%       2,500.00
       5,000.00    1,500,000.00       1,250.00              0     15,000.00          1.00%         1.01%       5,000.00
     $10,000.00   $3,000,000.00      $1,500.00             $0    $18,000.00          0.60%         0.60%     $10,000.00

(A) Does not include an annual distribution and service fee paid by the fund of up to 0.25% based on the fund's average daily net assets. See the fund's prospectus.

A TYPICAL $100 MONTHLY INVESTMENT PLAN
This table shows you the investments and deductions under a plan for a typical $100 monthly investment plan. The 15-year schedule assumes that all investments were made in accordance with the terms of Pioneer Independence Plans. The 25-year schedule reflects the charges applicable to a 15-year plan that is continued under the extended investment option. The table does not reflect fund performance, fund expenses or the payment of any dividends or distributions by the fund.

                                                  AT THE END OF 6 MONTHS      AT THE END OF 1 YEAR     AT THE END OF 2 YEARS
                          AGGREGATE AMOUNT            (6 INVESTMENTS)           (12 INVESTMENTS)          (24 INVESTMENTS)
                      -------------------------- -------------------------- ------------------------- -------------------------
                                    % OF TOTAL                 % OF TOTAL                % OF TOTAL                % OF TOTAL
                        AMOUNT      INVESTMENT     AMOUNT      INVESTMENT     AMOUNT     INVESTMENT     AMOUNT     INVESTMENT
--------------------- ------------ ------------- ------------ ------------- ------------ ------------ ------------ ------------
15 YEARS (180
INVESTMENTS)
Total Investments         $18,000       100.00%         $600          100%       $1,200         100%       $2,400         100%
Deduct:
  Creation and
    Sales Charge             $600         3.33%         $300           50%         $600          50%         $600          25%
Net Amount
  Invested in a Plan      $17,400        96.67%         $300           50%         $600          50%       $1,800          75%
25 YEARS (300
INVESTMENTS)
Total Investments         $30,000       100.00%         $600          100%       $1,200         100%       $2,400         100%
Deduct:
  Creation and
    Sales Charge             $600         2.00%         $300           50%         $600          50%         $600          25%
Net Amount
  Invested in a Plan      $29,400        98.00%         $300           50%         $600          50%       $1,800          75%

MAKING YOUR MONTHLY INVESTMENTS

To start a plan, complete the plan application indicating your monthly plan investment amount. You may make plan payments automatically or by check. The minimum monthly investment is $50.00.

[TEXT BOX]
AUTOMATIC INVESTMENTS
Consider investing automatically through military or government allotments or preauthorized check transactions (PACT). The plans are specifically designed for regular monthly investing.
[END BOX]


AUTOMATIC INVESTMENTS To use an automatic investment option complete the required forms and give them to your investment dealer for transfer to Boston Financial Data Services (BFDS), the custodian's transfer agency subsidiary (the plan transfer agent). Each plan for which you elect an automatic investment option is funded automatically each month through your bank account, PACT or, for U.S. military personnel, a government allotment. The plan transfer agent must receive a request to terminate a PACT at least 15 days prior to the date of the next scheduled monthly plan investment.

BY CHECK To invest by check, have your investment dealer send your check to the plan transfer agent with your plan application. Write your check for the amount of your initial monthly plan investment and make it payable to State Street Bank and Trust Company.

After the custodian accepts your plan application and the plan transfer agent receives your initial investment, you will receive a confirmation statement showing the number of whole and fractional fund shares purchased for your plan. After the initial investment, you should send regularly scheduled monthly plan investments, made payable to State Street Bank and Trust Company, directly to the plan transfer agent. If you do not make monthly plan investments for a period of 12 consecutive months, Pioneer or the custodian may terminate your plan.

Address all correspondence regarding your plan to your investment dealer or to Boston Financial Data Services, P.O. Box 8300, Boston, Massachusetts 02266-8300.

EXTENDED INVESTMENT OPTION

Under the extended investment option, you may continue making monthly investments after you complete all scheduled investments under your 15-year plan. When you complete 300 monthly plan investments, your extended investment option will terminate. The custodian will not accept investments after that date.

CREATION AND SALES CHARGES

Pioneer receives a creation and sales charge as compensation for its services and costs in creating the plans and arranging for their administration, for making fund shares available to you at their net asset value and for certain selling expenses and commissions with respect to the plans. The custodian deducts this charge from each of your first 12 monthly plan investments. For example, on a $100 a month plan, the custodian deducts $50 from each of the first 12 plan investments. After you make your twelfth investment, the custodian will not deduct a creation and sales charges unless you increase your monthly plan investment amount. Larger plans may be eligible for smaller the creation and sales charges.

QUALIFYING FOR REDUCED SALES CHARGES
To qualify for reduced creation and sales charges, you must submit a written request that the applicable creation and sales charge for the new plan(s) be calculated by combining the face amounts of existing plans and/or the then current net asset value of other Pioneer mutual fund accounts with the face amounts indicated on any new plan applications.


PURCHASING TWO OR MORE PLANS The face amounts of two or more plans purchased at one time by "any person" may be combined to take advantage of the lower creation and sales charges available on larger sized plans. Creation and sales charges will be determined by the face amounts of the plans selected and the current value of other Pioneer mutual fund accounts.

[TEXT BOX]
ANY PERSON
The term "any person" includes:
o You, your spouse, your children under the age of 21 and your grandchildren under age 21 who are beneficiaries of a Uniform Gifts to Minors Act or Uniform Transfers to Minors Act account in which you serve as custodian, or
o A trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended).
[END BOX]

RIGHTS OF ACCUMULATION

You may have a right of accumulation when purchasing any new plan(s) or increasing the face amount of any existing plan(s). If such plans are registered in the name of "any person" (see above), the plans may qualify for a reduced creation and sales charge on the new plan(s) by combining the face amount of the new plan(s) with the face amount(s) of any existing plan(s) on which investments due are current (see below) and/or with the current value of shares owned in certain other Pioneer mutual funds for which Pioneer Investment Management, Inc. or an affiliate is the investment manager.

   To qualify for rights of accumulation, your plan must be current. Your plan is current if:
o       It has been completed and not redeemed;
o It has not been completed but has at least as many investments recorded as there are months elapsed since the establishment date or since a plan face amount increase date; or
o       The plan is a tax-qualified plan or an individual retirement account
        (IRA).

MAKING INVESTMENTS AHEAD OF SCHEDULE TO COMPLETE A PLAN EARLY

You are normally expected to make 12 regularly scheduled investments each calendar year. If you wish to complete your plan ahead of schedule, you may make advance investments singly or in lump sum amounts at any time during the life of your plan, but the amount of all your advance investments may not exceed 48 investments in total over the life of your plan. These prepayment rules may be waived for a transfer or rollover of an IRA or tax-qualified retirement plan into a Pioneer Independence tax-qualified retirement plan, or in the event of your death to allow your plan to be completed at one time by your estate or beneficiary. Monthly investments may also be paid in lump sum amounts to make a plan that is in arrears current. You pay the same creation and sales charges when you make advance investments.

CHANGING THE FACE AMOUNT OF YOUR PLAN

You may increase or decrease the face amount of your plan by writing to BFDS and sending a new completed plan application. You may change the face amount of a plan under the following circumstances. o You may increase the face amount of your plan at any time, provided the new face amount is a face amount offered by Pioneer. An increase in the face amount of a plan does not create new cancellation and refund rights as to the new plan that is created. o You may decrease the face amount of your plan by 50% within 12 investments of the start of a plan. You may not request a decrease on an existing plan that previously had been increased if the decrease will result in a new face amount lower than that of the original plan.

Each time you change the face amount of a plan, the custodian will recompute the creation and sales charge already paid on the existing plan to reflect the new plan face amount. The creation and sales charges you have already paid on your existing plan will be credited to the creation and sales charge applicable to the new face amount. If you paid excess creation and sales charges, the custodian will invest the excess directly in fund shares for your plan at the net asset value calculated on the day the change is made. If you owe any additional creation and sales charges due under a plan, the custodian will deduct the amount due from the next 12 monthly plan investments.

GENERAL RULES ON WITHDRAWALS AND TERMINATIONS
Normally, when you sell some or all of the fund shares held in your plan, BFDS will send you a check within seven days after it receives, in good order, your request and any other required documents. However, BFDS will not mail redemption proceeds to you until your checks or other orders for payment for fund shares have cleared. This may take up to 15 calendar days from the date on which BFDS receives the check or other order for payment. BFDS will mail your sale proceeds to your address of record unless you provide other instructions.

GOOD ORDER Good order means that:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o Your request includes a signature guarantee if you:
  -- Are withdrawing or selling over $100,000 worth of shares

  -- Changed your account registration or address within the last 30 days
  -- Instruct BFDS to mail the check to an address different from the one on your account
  -- Want the check paid to someone other than the plan owner(s)
  -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

[TEXT BOX]
Withdrawals and sales may be taxable transactions to plan owners.
[END BOX]

SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain an acceptable signature guarantee when you are:
o Requesting certain types of transactions including transfers of plan ownership and sales of fund shares
o Requesting certain types of changes for your existing plan

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. BFDS will not accept signature guarantees by facsimile. You cannot obtain a signature guarantee from a notary public.

Pioneer reserves the right to require signature guarantees on all withdrawals or sales of fund shares. Pioneer or the custodian may require a signature guarantee if either believes that a signature guarantee is warranted. The custodian will determine whether a guarantee is acceptable.

The custodian or Pioneer may require you to submit additional documentation for a cash withdrawal (a sale of fund shares) or for requests made by fiduciaries or corporations.

REQUESTING A TRANSACTION

You may withdraw or sell fund shares held by your plan by writing or calling
BFDS.

WRITTEN REQUESTS You must use a written request if you are withdrawing or selling more than $100,000 and/or if you need to provide a signature guarantee. Send your letter of instruction, signed by all plan owners, to BFDS. Include in your request your name, your account number and the dollar amount or number of fund shares to be sold.

TELEPHONE REQUESTS You are automatically authorized to make telephone withdrawals and sales from your plan (except plans established as retirement accounts) unless you indicate otherwise on your plan application. You may not terminate your plan or exercise your cancellation or surrender rights by phone. For personal assistance, call BFDS at 1-800-765-9565 weekdays between 8 a.m. and 6 p.m. Eastern time.

You may make a cash withdrawal by telephone only if:
o The proceeds are payable to the plan owner(s) of record and mailed to the address of record;
o There has been no change in the address of record on the plan within the preceding 30 days;
o The person requesting the withdrawal can provide proper identification information; and
o The proceeds do not exceed $100,000 per plan per day.

BFDS will not accept telephone transaction requests that specify a particular transaction date or any other special conditions.

Pioneer has made arrangements with certain dealers to accept telephone transaction instructions from the dealer on behalf of plans for which the dealer is the firm of record. Pioneer reserves the right to impose conditions on these dealers, including the condition that they enter into agreements (which contain additional conditions for telephone transactions) with Pioneer. The dealer will bear any loss resulting from its failure to submit a telephone transaction within the prescribed time frame.

To confirm that each transaction instruction received by telephone is genuine, BFDS will record each telephone transaction, require the caller to provide proper personal identification information and send the plan owner a written confirmation of each telephone transaction. If reasonable procedures, such as those described above, are followed, neither Pioneer Independence Plans, the fund, the custodian nor Pioneer will be responsible for the authenticity of instructions received by telephone. You, the plan owner, bear the risk of loss from unauthorized or fraudulent telephone transactions. The custodian and/or Pioneer may implement other procedures from time to time. During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact BFDS by telephone. At such times, you should communicate with BFDS by writing.

PARTIAL WITHDRAWALS WITHOUT TERMINATING A PLAN
If you withdraw or sell all of the fund shares in your plan, your plan will normally be terminated. You may also request a partial withdrawal or sale of your fund shares without terminating your plan and keep your plan in effect, if you have owned your plan for at least 45 days.

If you have owned your plan for at least 45 days and intend to keep your plan in effect, you may elect to withdraw up to 90% of the underlying fund shares from your plan (and hold fund shares directly). Or, you may direct BFDS, as your agent, to withdraw and then sell up to 90% of your fund shares and pay the sale proceeds to you. If you request a withdrawal of more than 90% of the net asset value of the fund shares in your account, BFDS may sell all the fund shares in your plan.

You may request a partial withdrawal or sale in writing or by telephone. While there is currently no limit to the number of partial withdrawals or sales that you can make, each partial withdrawal or redemption must be at least $100. Shares are withdrawn or sold at the net asset value determined after BFDS receives a request in good order (including signature guarantees and other documentation, if applicable). If BFDS receives your request in good order prior to the close of the New York Stock Exchange on any business day that the fund is open, it will process it at the net asset value determined as of the close of that day. No partial withdrawal or sale will affect the total number of monthly plan investments to be made or the unpaid balance of monthly plan investments.

REPLACEMENTS OF PARTIAL WITHDRAWALS
After a partial cash withdrawal, you may, but are not required to, restore the value of your plan by remitting to BFDS an amount equal to the amount redeemed. BFDS will use the reinvested amount to purchase fund shares for your account at the net asset value determined after your request is received in good order. You may make a repayment of a partial cash withdrawal after a period of 90 days from the date of redemption, except in the case of plan accounts that are IRAs, for which a reinvestment may be made after a period of 45 days. If the amount redeemed exceeds $500, you need not make a full reinstatement of your withdrawal in one transaction. However, you must reinvest at least $500. You must clearly identify replacements of partial cash withdrawals to distinguish them from regular monthly plan investments.

TERMINATING YOUR PLAN

You may terminate your plan at any time. To terminate your plan, you must send a written request to BFDS. You should instruct BFDS to:
1. Redeem the fund shares held in your account or
2. Transfer the fund shares held in your account to the fund and deliver to you a confirmation statement for the transfer.

If you direct the sale of your fund shares, BFDS will withdraw the fund shares from your plan account, redeem the fund shares and send the proceeds directly to you.

If you direct BFDS to transfer the fund shares held under the plan to a fund account, it will first sell sufficient shares of the fund to pay any authorized deductions and/or transfer taxes and then instruct the fund's transfer agent to register the remaining fund shares in your name. If you choose to receive fund shares, you may then exchange your fund shares for shares of certain other Pioneer mutual funds for which Pioneer Investment Management, Inc. or an affiliate is the investment manager. The exchange privilege is more fully described in the fund's prospectus. You will not be permitted to exchange these shares back into the fund or to make additional direct investments in the fund.

REPLACEMENT PRIVILEGE ON TERMINATION

If you have completely terminated a plan, the replacement privilege allows you to reinvest an amount equal to not less than 10% of the net asset value of the fund shares you redeemed from your plan, without any creation and sales charge except as described below. Your new account registration must be identical to your terminated account's registration. You reinvest at the net asset value per fund share next determined after BFDS receives your replacement order and payment. You must exercise the replacement privilege within 90 days following the date you terminate your plan.

[TEXT BOX]
Replacements and reinvestments may be taxable to plan owners.
[END BOX]

The replacement privilege is available to plan owners who have not previously exercised this privilege. The replacement privilege does not eliminate your privilege of partial withdrawal or sale. If you have redeemed fund shares from a plan under your cancellation or surrender rights, you will not be permitted to replace the proceeds of the cancellation or surrender at net asset value until all refunded creation and sales charges have been deducted from the amount offered for the replacement.

Pioneer may in its sole discretion offer additional replacement options from time to time.

PLAN OWNER OPTIONS AND SERVICES


RETIREMENT PLANS Tax-sheltered retirement plans, including IRAs and qualified pension and profit-sharing plans, may purchase plans. Pioneer also offers the Pioneer Individual Retirement Plan (the "Pioneer IRA"). Pioneer IRAs may be established through contributions to a plan or through a lump sum investment in a plan from the proceeds of a rollover of qualified assets or a direct transfer of qualified assets from other fiduciary agencies. Such rollovers or transfers may contain either or both employer-sponsored retirement assets and owner contributions.

Pioneer offers detailed information concerning the Pioneer IRA. You should read this information carefully and you should consult with an attorney or tax adviser before establishing an IRA in connection with a plan. The information sets forth the additional service fees charged for IRAs and describes the federal income tax consequences of establishing an IRA. Under the Pioneer IRA, dividends and distributions will be reinvested automatically in additional fund shares for the plan. You pay a maintenance fee on Pioneer IRAs.

Premature termination of a plan can have adverse financial consequences and therefore prospective investors should consider carefully whether the IRA or other qualified retirement plan would have the financial resources to honor a 15-year commitment to making monthly plan investments.

SYSTEMATIC WITHDRAWAL PROGRAM You may elect a systematic withdrawal program after you complete all regularly scheduled investments. You may also elect a systematic withdrawal program from an incomplete plan if the withdrawal is to be taken from a plan that is part of an IRA and you have reached age 59 1/2.

Under a systematic withdrawal program, BFDS, as your agent, will redeem sufficient fund shares from the plan at the net asset value at the time of such redemption to provide regular withdrawal payments of $50 or more on a monthly or quarterly basis, as you have elected. Except for the $50 minimum, there is no limitation on the size of withdrawals. All systematic withdrawal program transactions will be made as of the end of the day you have specified for the withdrawal (or, if not a business day, the first business day after that date).

You have the right to change the dollar amount of withdrawals paid to you under the systematic withdrawal program or to discontinue a systematic withdrawal program at any time. There are no charges imposed for any regular withdrawals under a systematic withdrawal program.

Your plan will remain in full force and effect with all rights and privileges until all fund shares have been withdrawn from your plan. While the systematic withdrawal program is in effect, you must elect to reinvest all dividends and distributions in fund shares to be held in your plan account. You should realize that withdrawals in excess of dividends and distributions will be made from principal and may eventually exhaust your plan account. Also, you may realize a gain or loss for tax purposes on each withdrawal payment.

Pioneer reserves the right to discontinue offering the systematic withdrawal program at any time after 90 days' notification to all plan owners.

VOLUNTARY TAX WITHHOLDING You may request, in writing, that BFDS withhold 28% of the dividends and capital gain distributions paid on any fund shares held in your plan account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for plan accounts registered as retirement plan accounts or for plan accounts subject to backup withholding.

STATEMENTS, REPORTS AND NOTICES For the first 18 months after the issuance of your plan, BFDS will mail you a confirmation statement for each financial transaction as it occurs. Beginning after the nineteenth month, BFDS may mail statements to you quarterly rather than for each transaction. Each transaction confirmation statement, quarterly statement or other statement, as required, will state the price per share of the fund shares purchased after applicable deductions and the total number of fund shares held in your account. The custodian or Pioneer is required or may be authorized to provide you with certain notices, reports or documents under the plans. When you are given or sent these documents, the custodian or Pioneer will consider the mailing date to be the date you received them.

PLAN RIGHTS AND POLICIES

CANCELLATION RIGHTS You have a right to cancel your plan subject to the following conditions.

Within 60 days after your first investment under a plan (which, for this purpose, is the date appearing on the confirmation statement following the initial investment), BFDS will send a notice to you regarding your cancellation rights. You may elect to cancel your plan within 45 days of the mailing date of that notice by submitting a signed, written request for cancellation to BFDS. In addition, if you are canceling a plan with current net assets valued at more than $100,000, you must get a signature guarantee.

Upon cancellation, you will receive a payment equal to:

(1) The total current net asset value of the fund shares credited to your plan account as of the end of the business day that BFDS receives your cancellation request in good order and
(2)  A refund of all the creation and sales charges you paid under the plan.

SURRENDER RIGHTS BFDS will send you a written notice of your 18-month right of cancellation if either of the following occurs:
(1) If, during the first 15 months after the date of issuance of the plan, you have missed three or more investments; or

(2) Following the first 15 months after the date of issuance of the plan, but prior to the expiration of 18 months after such date, you have missed one or more investments. (If BFDS has already sent a notice at 15 months, a second notice will not be required even if additional investments are missed.)

These notices will inform you of your rights and will also include the value of your account at the time the notice is sent.

You have a right to surrender (terminate) your plan subject to the following conditions.

At any time within an 18-month period after you purchase a plan, you may surrender your plan. To surrender a plan, you must send BFDS a signed, written request. In addition, if you are surrendering a plan with current net assets valued at more than $100,000, you must get a signature guarantee.

Upon surrender, you will receive a payment equal to:

(1) The total current net asset value of the fund shares credited to your plan account as of the end of the business day that BFDS receives your surrender request in good order and
(2) A refund equal to all creation and sales charges you paid up to the date of surrender minus 15% of the gross amount you have paid as of that date. You will not receive a refund of any service charges or other fees you may have paid.

If you surrender your plan, you may not reinstate your plan at net asset value until all creation and sales charges included in the sale amount are first deducted from the reinstatement amount. This requirement is more fully explained above in "Replacement privilege on termination." Exercise of cancellation rights may be a taxable event for you. You should consult your tax adviser.

VOTING RIGHTS IN FUND SHARES Pioneer Independence Plans is a direct shareholder of the fund and has certain voting rights in fund shares which are held on behalf of the plans. You are permitted to exercise voting rights attributable to the fund shares held in your account. The custodian will vote the fund shares held in your account in accordance with your instructions. If you do not vote your fund shares, the custodian will vote your shares in the same proportion as it votes the shares for which it has received instructions from other plan owners.

Plan owners may attend any shareholder meetings of the fund. If you wish to vote the fund shares held in your plan account in person, you may submit a written request for a proxy to BFDS prior to the meeting. The proxy will permit you to vote the fund shares in person.

TRANSFER OR ASSIGNMENT OF RIGHTS IN A PLAN If you want to secure a loan, you may assign your rights (other than for a tax-qualified retirement plan or an IRA) to a bank or other lending institution. The bank or other lending institution, however, will not be entitled to exercise the right of partial withdrawal or sale. During the term of the assignment, you will be entitled to all dividends and distributions on fund shares.

You may also transfer your rights to another person: for example, a relative, charitable institution or trust. You may accomplish this two ways:

(1) You may transfer your right, title and interest to another person whose only right shall be the privilege of complete and prompt withdrawal from the plan; or
(2) You may transfer your entire right, title and interest to another person, trustee or custodian acceptable to Pioneer, who has applied to Pioneer for a similar plan.

BFDS will provide you with the appropriate assignment forms upon request. Transfers may be subject to income and other taxes and may be restricted for those plans held in connection with IRAs or qualified retirement plans.

TERMINATION OF A PLAN BY PIONEER OR STATE STREET BANK Although a plan calls for regular monthly investments over a 15-year period or for an extended 25-year period, neither Pioneer nor the custodian can elect to terminate a plan until 300 investments have been made unless:
o You have not made investments under your plan for more than 12 consecutive months or
o Fund shares are not obtainable and a substitution is not made.

If you have not made investments under your plan for more than 12 consecutive months, BFDS will first count as monthly investments any advance monthly plan investments you have made and then determine the beginning of the default period.

After 300 investments, or if other events justify termination, Pioneer or the custodian has the right to terminate your plan 60 days after mailing you a written notice. The notice will request that you elect to have your plan distributed either in cash or in fund shares after deduction of all authorized charges, fees and expenses. Upon termination, BFDS (as your agent) may surrender for liquidation all of the fund shares credited to your plan account, or sufficient fund shares to pay all authorized deductions. BFDS will hold the balance of fund shares and/or cash, after payment of all authorized deductions, for delivery to you against the surrender of your plan.

The custodian will not pay interest on any cash balances. If you do not surrender your plan within 60 days after the notice of termination, the custodian may, at its discretion, fully discharge its obligations by mailing to you:
o A confirmation statement for the fund shares or
o A check, drawn in accordance with the terms of the plan, to your address of record.

You will then have no further rights under your plan except that if the confirmation statement or check is returned to BFDS as undeliverable, the bank will continue to hold these assets for your benefit, subject to any applicable laws including the escheatment laws.

FUND SUBSTITUTION Pioneer may substitute the shares of another investment as the underlying investment for the shares of the fund if it deems such action to be in the best interests of plan owners. Substituted shares generally will be comparable in character and quality to the fund's shares and will be registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Before any substitution is made, Pioneer must:

(1) To the extent required, obtain an order from the Securities and Exchange Commission approving such substitution under the provisions of Section 26(b) of the Investment Company Act of 1940;

(2)  Submit written notice of the proposed substitution to the custodian;
(3) Submit written notice of the proposed substitution to each plan owner, giving a reasonable description of the substituted fund shares, disclosing that unless the plan is surrendered within 30 days of the date of mailing such notice, the plan owner will be considered to have consented to the substitution and to have agreed to bear his or her pro rata share of expenses and taxes in connection with the substitution; and

(4) Provide the custodian with a signed certificate stating that the required notice has been given to plan owners.

If you do not surrender your plan within 30 days from the date of the substitution notice, the custodian shall purchase the shares of the substituted fund for the plan with the proceeds of any plan investments received from you and any dividends or distributions which may be reinvested for the plan. If shares of the substituted fund are also to be substituted for the fund shares already held, Pioneer must arrange for the custodian to be furnished, without payment of a sales charge or fees of any kind, with shares of the substituted fund having an aggregate value equal to the value of the fund shares for which they are to be exchanged. A substitution may be a taxable event for plan owners.

If fund shares are not available for purchase for a period of 120 days or longer, and Pioneer fails to substitute other shares, the custodian may, but is not required to, select a substitute investment or terminate Pioneer Independence Plans. If the custodian selects a substitute investment, it will, to the extent required, first obtain an order from the Securities and Exchange Commission approving such substitution as specified above and then notify you. If, within 30 days after mailing such notice, you give written approval of the substitution and agree to bear your pro rata share of actual expenses, including tax liability sustained by the bank, the custodian may thereafter purchase such substituted shares. Pioneer will have authority to terminate the plan if you fail to give such written approval within the 30-day period.

If shares of the fund are not available for purchase for a period of 120 days or longer, and neither Pioneer nor the custodian substitutes other shares, the bank will have authority, without further action on its part, to terminate the plans.

The underlying investment could change under certain other circumstances. For instance, the fund could be reorganized with, or acquired by or merge with another entity, which would result in a plan investing in the successor to any such transaction.

OTHER POLICIES Transactions in fund shares may be suspended and payments of sale proceeds may be postponed during any period in which any of the following conditions exist:
o The New York Stock Exchange is closed, other than for customary weekends and holidays;
o Trading on the New York Stock Exchange is restricted;
o An emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of the net assets of its portfolio; or
o The Securities and Exchange Commission, by order, so permits.

DIVIDENDS, CAPITAL GAINS AND TAXES

All fund dividends and capital gain distributions, after any applicable deductions, are reinvested automatically in additional shares of the fund as of the payment date, at the net asset value determined on the ex-dividend date of the dividend or distribution, unless you elect to receive the dividends or distributions by check. No creation and sales charge is deducted from any reinvestments. If you wish to receive the dividends and other distributions by check, rather than in additional shares of the fund, you must notify BFDS in writing. BFDS must receive these instructions at least seven days prior to the fund's record date for a dividend or distribution. You may change these instructions at any time.

Dividends and other distributions by the fund are made on a per share basis. After every distribution, the value of a fund share drops by the amount of the distribution. If a plan investment is made shortly before the ex-dividend date of the dividend or distribution, you will pay the full price for the shares including the amount that is soon to be paid as a dividend.

Under the tax code, you are deemed, for federal income tax purposes, to directly own the fund shares accumulated in your plan account. Designated long-term capital gain distributions, which are automatically reinvested in additional fund shares, are treated as long-term capital gains. The tax cost of the fund shares acquired is the amount paid for those shares, including the creation and sales charge.

As more fully described in the fund's prospectus, dividends and distributions paid by the fund are reportable for federal income tax purposes by plan owners who are otherwise subject to federal income tax. Dividends and distributions are reportable by plan owners regardless of whether the amounts are invested in additional shares of the fund or are received in cash.

Gains realized on cash withdrawals (sales) generally also will be subject to taxes, and the ability to deduct losses from such redemptions may be limited. There may also be limitations on the amount of loss you may recognize in the event of cancellation and refund or a replacement and reinvestment. In general, the tax code restricts loss recognition when securities are sold and reacquired in a short period of time; these restrictions may in certain circumstances apply to plan owners.

Each year the custodian will send you an appropriate notice regarding taxes. You, and not the custodian or Pioneer, pay taxes levied, assessed or imposed on:
o Any of the profits realized on sales or transfers of fund shares by the custodian or Pioneer or
o Other property credited to your account in accordance with the provisions of the plan or
o Income on fund shares.

The foregoing is a brief summary of certain U.S. federal income tax consequences of investing in the fund through Pioneer Independence Plans. You should consult the fund prospectus and your tax adviser for additional information.

SERVICE CHARGES AND OTHER FEES

There are currently no deductions against plan owners' accounts or against fund dividends and/or distributions to compensate Pioneer or the custodian for its services except the fees and charges described below.

If your plan is not current and you have not made any plan investments for a 12-month period, BFDS will deduct from your account a fee of $12 per year for its services. If you send a plan investment by check or other order for the payment of money which is not honored by the bank on which it is drawn, BFDS will deduct $5.00 from your account for each monthly plan investment. BFDS will charge you $2.50 for terminating a plan on which investments have not been completed.

If you established your plan as an IRA, BFDS will deduct an annual IRA custodial fee of $10 from your account, a portion of which is paid to The Pioneer Group, Inc.. You may pay this annual fee by sending a separate check clearly identified as an IRA custodial fee payment to BFDS.

The fund and Pioneer reserve the right to impose a processing fee of $1.50 for each monthly plan investment received by check (up to a maximum of $5 per event). You do not pay a fee for your initial investment to establish a plan. There is no processing fee on monthly plan investments made through an automatic investment option. The check processing fee is not currently in effect.

All other custodian fees that would otherwise be charged to you or your plan, or deducted from fund dividends and/or distributions, may be paid by the fund. Although there is no current intention to do so, the fund reserves the right to cease paying such fees, and Pioneer reserves the right to make deductions from the plans, the plan owners, and fund dividends and/or distributions to compensate the custodian for its services.

ADDITIONAL INFORMATION

THE SPONSOR Pioneer Funds Distributor, Inc., 60 State Street, Boston, Massachusetts 02109-1820, is a Massachusetts corporation organized on March 2, 1989. It is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD). Pioneer is an indirect wholly owned subsidiary of The Pioneer Group, Inc. In order to establish the plans, Pioneer invested a lump sum in a plan on which the creation and sales charges were waived and which is exempt from the terms of the plans. Pioneer's directors and executive officers are listed below.

NAME, POSITIONS AND OFFICES

JOHN F. COGAN, JR., CHAIRMAN AND DIRECTOR

President, Chief Executive Officer and a Director of The Pioneer Group, Inc.
(PGI); Chairman and a Director of Pioneer Investment Management, Inc. (Pioneer Investments), Pioneer Goldfields Limited, Teberebie Goldfields Limited, Closed Joint-Stock Company "Amgun-Forest," Closed Joint-Stock Company "Udinskoye" and Closed Joint-Stock Company "Tas-Yurjah" Mining Company; Director of Pioneer Real Estate Advisors, Inc. (PREA), Pioneer Forest, Inc., Pioneer Management (Ireland) Ltd. (PMIL), Pioneer First Investment Fund and Closed Joint-Stock Company "Forest-Starma"; President and Director of Pioneer International Corp. (PIntl), Pioneer First Russia, Inc. and Pioneer Omega, Inc. (Pioneer Omega); Member of the Supervisory Board of Pioneer Fonds Marketing, GmbH (PFM), Pioneer First Polish Investment Fund Joint Stock Company, S.A. (Pioneer First Polish), Pioneer Czech Investment Company, A.S. (Pioneer Czech) and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer US Real Estate Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer Diversified Income Fund Plc and Pioneer America Fund Plc (the Pioneer Irish Funds); and Of Counsel, Hale and Dorr LLP (counsel to PGI and Pioneer Independence Fund).

DAVID D. TRIPPLE, DIRECTOR AND PRESIDENT

Executive Vice President and a Director of PGI; President and a Director of Pioneer Investments; Director of Pioneering Services Corporation (PSC), PIntl, PREA, Pioneer Omega, PMIL, Pioneer First Investment Fund and the Pioneer Irish Funds; Member of the Supervisory Board of Pioneer First Polish and Pioneer Czech; and Executive Vice President and Trustee of all of the Pioneer mutual funds.

ERIC W. RECKARD, TREASURER

Executive Vice President, Chief Financial Officer and Treasurer of PGI since June 1999; Treasurer of Pioneer Investments, PSC, PIntl, PREA, Pioneer Omega and of all of the Pioneer mutual funds since June 1999 (Assistant Treasurer of the funds prior to June 1999); Vice President-Corporate Finance of PGI from February 1999 to June 1999; and Manager of Business Planning and Internal Audit of PGI since September 1996.

JOSEPH P. BARRI, CLERK
Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.


STEPHEN M. GRAZIANO, DIRECTOR AND EXECUTIVE VICE PRESIDENT
Executive Vice President - Domestic Distribution of Pioneer Investments.

SENIOR VICE PRESIDENTS: Mark R. Kiniry, William A. Misata, William H. Spencer, Constance D. Spiros and Marcy L. Supovitz.


VICE PRESIDENTS: Barry G. Knight and Elizabeth A. Watson.

Pioneer pays commissions ranging from 80% to 95% of the total creation and sales charges to authorized investment broker-dealer firms that are members of the NASD and have executed a sales agreement with Pioneer.

Pioneer may terminate its obligations under the plans under certain circumstances including, but not limited to, circumstances where: the underlying fund ceases operations or is subject to a merger or acquisition; or the shareholders of the underlying fund have approved the cessation of operations or merger or acquisition; or the obligations of Pioneer as described in this prospectus and the custodian agreement will be assumed by another entity that Pioneer believes at the time of assignment is capable of fulfilling its obligations as described in this prospectus and under terms of the custodian agreement.

THE CUSTODIAN
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian for Pioneer Independence Plans pursuant to a custodian agreement with Pioneer, dated February 17, 1998. State Street Bank is a trust company organized under the laws of Massachusetts.


Investments under a plan should be payable to State Street Bank and Trust Company and sent to the plan transfer agent. After authorized deductions, the remaining balance of the investment purchases fund shares for a plan. The custodian holds these shares in its custody, receiving dividends and distributions that are automatically reinvested in additional fund shares for the plan accounts, unless you elect to receive such dividends and distributions by check.

The duties of State Street Bank under the custodian agreement include the receipt of all investments from plan owners and income dividends and capital gain distributions on fund shares, the processing of all authorized deductions from plan investments and fund distributions and the purchase and retention of fund shares for plan owner accounts. The custodian also effects partial or complete liquidations of plans in connection with withdrawals or terminations and the various other functions discussed above.

The custodian has assumed only those obligations specifically imposed on it under the custodian agreement. The custodian has no responsibility for the choice of the underlying investment, for the investment policies and practices of the fund or for the acts or omissions of Pioneer or the investment manager of the fund.

The custodian agreement cannot be amended to adversely affect the rights and privileges of the plan owners without their written consent. The custodian may not resign unless an eligible successor has been designated and has accepted the custodianship. Such successor must be a bank or trust company having capital, surplus and undivided profits totaling at least $2,000,000. The custodian may be changed without notice to, or the approval of, the plan owners. The custodian may terminate its obligation to accept new plans for custodianship if Pioneer fails to perform certain activities it is required to perform under the custodian agreement or if the bank terminates the custodian agreement upon 90 days' notice to Pioneer.

PIONEER INDEPENDENCE PLANS Pioneer Independence Plans is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not imply supervision of management or investment practices or policies by the Commission.

Pioneer Independence Plans is currently registered in all states. The Plans may be offered in all states where it is lawful to do so.

EMPLOYER IDENTIFICATION NUMBERS
Pioneer Independence Plans:                 04-3401100
Pioneer Funds Distributor, Inc.:            04-3042318
State Street Bank and Trust Company:        04-1867445

FINANCIAL STATEMENTS


PIONEER INDEPENDENCE PLANS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO PIONEER FUNDS DISTRIBUTOR, INC. AND THE PLANHOLDERS OF PIONEER INDEPENDENCE
PLANS:

We have audited the accompanying balance sheet of Pioneer Independence Plans (the Plans) as of December 31, 1999, and the related statement of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Plans' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pioneer Independence Plans as of December 31, 1999, the results of its operations and the change in its net assets for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP


/s/ Arthur Andersen LLP
Boston, Massachusetts

April 27, 2000

                           PIONEER INDEPENDENCE PLANS
                                  BALANCE SHEET
                                DECEMBER 31, 1999
ASSETS:
     Investment in Pioneer Independence Fund, at value
     (cost $9,810,395) ................................................. $     10,999,465
     Cash ..............................................................            6,789
     Receivable for shares of Pioneer Independence Fund sold ...........           31,829
     Other receivables .................................................           48,048
                                                                           --------------
         Total assets .................................................. $     11,086,131
                                                                           --------------
LIABILITIES:
     Payable for shares of Pioneer Independence Fund
     purchased ......................................................... $          3,889
     Payable to custodian ..............................................           52,280
     Payable for creation and sales charges ............................           30,497
                                                                           --------------
         Total liabilities ............................................. $         86,666
                                                                           ==============
NET ASSETS:
         Total net assets (equivalent to $11.36 per share
         based on 968,263 shares of beneficial interest held
         for outstanding plans) ........................................ $     10,999,465
                                                                           ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
      Income dividends received from Pioneer Independence
      Fund ............................................................. $         10,075
      Capital gain distributions received from Pioneer
      Independence Fund ................................................          379,472
                                                                            -------------
            Total investment income .................................... $        389,547
                                                                            -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on plan liquidations ........................... $         67,964
      Change in unrealized appreciation on investments .................        1,017,287
                                                                            -------------
            Net gain on investments .................................... $      1,085,251
                                                                            -------------
            Net increase in net assets resulting from operations ....... $      1,474,798
                                                                            =============

                                        STATEMENTS OF CHANGES IN NET ASSETS
                    FOR THE YEAR ENDED DECEMBER 31, 1999 AND THE PERIOD ENDED DECEMBER 31, 1998
INCREASE (DECREASE) IN NET ASSETS FROM:                                    YEAR ENDED      3/16/98 THRU
Operations:                                                                 12/31/99         12/31/98
       Net investment income ....................................... $        389,547 $          24,486
       Net realized gain (loss) on plan liquidations ...............           67,964             (1,642)
       Change in unrealized appreciation on investments ............        1,017,287           171,783
                                                                        -------------    --------------
           Net increase in assets from operations .................. $      1,474,798 $         194,627

Distributions to planholders from net investment income - net ...... $          (271) $             (12)
Capital share transactions - net ...................................        6,790,952         2,439,371
                                                                        -------------    --------------
           Net increase in net assets .............................. $      8,265,479 $       2,633,986

NET ASSETS:
       Beginning of period .........................................        2,733,986           100,000
                                                                        -------------    --------------
       End of period ............................................... $     10,999,465 $       2,733,986
                                                                        =============    ==============

   The accompanying notes are an integral part of these financial statements.

                           PIONEER INDEPENDENCE PLANS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

1.  ORGANIZATION
Pioneer Independence Plans (the Plans) is a unit investment trust registered under the Investment Company Act of 1940. The Plans accumulate assets through fixed periodic investments which are in turn invested in shares of Pioneer Independence Fund (the Fund). The initial investment into the Plans was made on February 20, 1998 by Pioneer Funds Distributor, Inc. (PFD), the sponsor for the Plans. The Plans commenced operations on March 16, 1998. Prior to March 16, 1998, the Plans' activities were limited to organizational matters with no operating activities.

The following is a summary of significant accounting policies consistently followed by the Plans, which are in conformity with those generally accepted for unit investment trusts:

A.   SECURITY VALUATION
     Investments are valued at the net asset value of shares held in Pioneer Independence Fund.

B.   TRANSACTION DATES
     Share transactions are recorded as of trade date. Dividend income and capital gain distributions are recorded on the ex-dividend date.

C.   INCOME TAXES
     No provision has been made for federal income taxes. All distributions of net investment income and capital gains received by planholders are treated as if received directly from the underlying Fund. A planholder realizes a gain or loss on liquidation for cash but not on withdrawal of the underlying Fund shares.

2.  CAPITAL SHARE TRANSACTIONS
At December 31, 1999, the Plan held 968,263 shares of Pioneer Independence Fund. Transactions in Fund shares for the year ended December 31, 1999 were as follows:

                                                                      DOLLARS                SHARES
Planholder payments ........................................ $           11,722,365
Less sales charges .........................................             (3,663,991)
                                                                 ------------------
Balance invested in fund shares ............................ $            8,058,374             771,292
Distributions reinvested in fund shares ....................                389,276              35,629
Redemptions and withdrawals in fund shares .................             (1,267,422)           (122,561)
                                                                 ------------------      --------------
                                                             $            7,180,228             684,360
                                                                 ==================      ==============

3.  PLANHOLDER'S COST OF PIONEER INDEPENDENCE FUND SHARES
The investment in Pioneer Independence Fund shares is carried at fair market value, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains) in such shares after deduction of sales charges, if applicable. The total investment as of December 31, 1999 is detailed below:

Total payments made by planholders on Plans
     outstanding (net of liquidations) ............................. $          13,685,207
Reinvested distributions from net investment income ................                29,764
Reinvested distributions from realized gains .......................               362,799
                                                                         -----------------
Total .............................................................. $          14,077,770
Less deduction for creation and sales charges ......................            (4,267,375)
                                                                         -----------------
Net cost of Pioneer Independence Fund shares ....................... $           9,810,395
Unrealized appreciation ............................................             1,189,070
                                                                         -----------------
Net amount applicable to planholders ............................... $          10,999,465
                                                                         =================

4.  RELATED PARTY TRANSACTIONS
PFD earned $334,965 in creation and sales charges on the sale of contractual Plans during the year ended December 31, 1999.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors of
Pioneer Funds Distributor, Inc.:

We have audited the accompanying consolidated statement of financial condition of Pioneer Funds Distributor, Inc. (a Massachusetts corporation and wholly owned subsidiary of Pioneer Investment Management, Inc.) as of December 31, 1999, and the related consolidated statements of operations, changes in stockholder's equity and cash flows for the year then ended that you are filing pursuant to Rule 17a-5 under the Securities Exchange Act of 1934. These consolidated financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and the schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Pioneer Funds Distributor, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The information contained in Schedules I and II is presented for the purposes of additional analysis and is not a required part of the consolidated financial statements, but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic consolidated financial statements taken as a whole.



/s/ Arthur Andersen LLP
Boston, Massachusetts
February 4, 2000

                         PIONEER FUNDS DISTRIBUTOR, INC.

                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 1999

                                 (IN THOUSANDS)

                                     ASSETS
CASH AND TEMPORARY INVESTMENTS, AT COST, WHICH
APPROXIMATES VALUE ............................................... $  14,112

INVESTMENTS IN MARKETABLE SECURITIES, AT VALUE ...................     2,049

RECEIVABLES:
   From securities brokers and dealers for sales of
   mutual fund shares ............................................     9,429
   From the Pioneer Family of Mutual Funds .......................     3,381
   From the sale of Class B share rights .........................     1,570
   Due from affiliates, net ......................................    29,739
   Other .........................................................       309

DEALER ADVANCES (NET OF ACCUMULATED AMORTIZATION OF $1,216) ......       691

PREPAID SERVICE FEES .............................................     4,008

OTHER ASSETS .....................................................     1,697

FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, AT COST (NET
OF ACCUMULATED DEPRECIATION AND AMORTIZATION OF $1,178) ..........     1,797

DEFERRED TAX ASSET, NET ..........................................        45

DEFERRED COST OF RESTRICTED STOCK PLAN ...........................       946
                                                                   ---------
         Total assets ............................................ $  69,773
                                                                   =========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
   Payable to funds for shares sold .............................. $   9,420
   Accrued expenses and accounts payable .........................     5,232
   Distribution and service fees due to brokers and dealers ......     9,043
                                                                   ---------
         Total liabilities .......................................    23,695

COMMITMENTS AND CONTINGENCIES (Note 8)

STOCKHOLDER'S EQUITY:
   Common stock, $0.10 par value-
     Authorized--100,000 shares
     Issued and outstanding--100 shares ..........................         -
   Paid-in capital ...............................................   165,581
   Accumulated deficit ...........................................  (119,170)
   Cumulative translation adjustment .............................      (333)
                                                                   ---------
         Total stockholder's equity ..............................    46,078
                                                                   ---------
         Total liabilities and stockholder's equity .............. $  69,773
                                                                   =========

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                             FINANCIAL STATEMENTS.

                         PIONEER FUNDS DISTRIBUTOR, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)
REVENUES AND OTHER INCOME:
   Commissions-
     Mutual funds ................................................ $   7,484
     Variable annuities ..........................................     2,067
   Distribution revenues .........................................     5,209
   Other income ..................................................     1,700
   Unrealized and realized gains and losses on
   marketable securities, net ....................................       171
                                                                   ---------
                                                                      16,631
                                                                   ---------

DISTRIBUTION AND ADMINISTRATIVE EXPENSES:
   Sales and marketing ...........................................    28,237
   Salaries and related benefits .................................    12,639
   Amortization of dealer advances ...............................     2,143
   Other .........................................................    15,033
                                                                   ---------
                                                                      58,052
                                                                   ---------
         Loss before benefit for income taxes ....................   (41,421)
                                                                   ---------

BENEFIT (PROVISION) FOR INCOME TAXES:
   State .........................................................        11
   Federal .......................................................    14,342
   Foreign .......................................................      (114)
                                                                   ---------
                                                                      14,239
                                                                   ---------
         Net loss ................................................ $ (27,182)
                                                                   =========

                         PIONEER FUNDS DISTRIBUTOR, INC.

            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)

                           ----COMMON STOCK----                                  CUMULATIVE      TOTAL
                            NUMBER                    PAID-IN      ACCUMULATED  TRANSLATION   STOCKHOLDER'S  COMPREHENSIVE
                           OF SHARES     AMOUNT       CAPITAL        DEFICIT     ADJUSTMENT      EQUITY          LOSS

DECEMBER 31, 1998                100   $      -   $   165,581   $  (91,988)   $      (184)   $   73,409
  Net loss ...............         -          -             -      (27,182)             -       (27,182)          (27,182)
  Cumulative translation
  adjustment .............         -          -             -            -           (149)         (149)             (149)
                                                                                                              ------------
  Comprehensive loss .....         -          -             -            -              -             -       $   (27,331)
                           ---------   --------   -----------   ----------    -----------    ----------       ===========
DECEMBER 31, 1999                100   $      -   $   165,581   $ (119,170)   $      (333)   $   46,078
                           =========   ========   ===========   ==========    ===========    ==========


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                             FINANCIAL STATEMENTS.

                         PIONEER FUNDS DISTRIBUTOR, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss ....................................................... $  (27,182)

   Adjustments to reconcile net loss to net cash provided by
   operating activities-
     Deferred income taxes ........................................         97
     Depreciation and amortization ................................      2,766
     Unrealized and realized gains and losses on marketable
     securities, net ..............................................       (171)
     Restricted stock plan expense ................................        318
     Changes in operating assets and liabilities-
       Investments in marketable securities .......................     (1,361)
       Proceeds from sale of marketable securities ................      1,353
       Receivable from securities brokers and dealers for
       sale of mutual fund shares .................................      4,643
       Receivable from Pioneer Family of Mutual Funds .............       (441)
       Receivable from the sale of Class B share rights ...........      1,313
       Other assets ...............................................        739
       Prepaid service fees .......................................        (24)
       Dealer advances ............................................     (1,907)
       Payable to funds for shares sold ...........................     (4,633)
       Accrued expenses and accounts payable ......................        286
       Distribution and service fees due to brokers and
       dealers ....................................................       1,594
       Accrued foreign income taxes ...............................         (5)
       Deferred cost of restricted stock plan .....................        611
                                                                    ----------
              Total adjustments ...................................      5,178
                                                                    ----------
              Net cash used in operating activities ...............    (22,004)

CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to furniture, equipment and leasehold
   improvements ...................................................     (1,272)
                                                                    ----------
         Net cash used in investing activities ....................     (1,272)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Due to affiliates, net .........................................     24,186
                                                                    ----------
         Net cash provided by financing activities ................     24,186

EFFECT OF FOREIGN CURRENCY EXCHANGE RATE CHANGES ON
CASH AND CASH EQUIVALENTS .........................................        (98)
                                                                    ----------
NET INCREASE IN CASH AND TEMPORARY INVESTMENTS ....................        812

CASH AND TEMPORARY INVESTMENTS, BEGINNING OF YEAR .................     13,300
                                                                    ----------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR ....................... $   14,112
                                                                    ==========


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED
                             FINANCIAL STATEMENTS.

                         PIONEER FUNDS DISTRIBUTOR, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999




(1)    NATURE OF OPERATIONS AND ORGANIZATION

       NATURE OF OPERATIONS
       Pioneer Funds Distributor, Inc. (the Company) serves as the principal underwriter and distributor of shares of the Pioneer Family of Mutual Funds (the Funds), utilizing a large network of independent broker-dealers. In addition, the Company serves as the exclusive distributor of the Pioneer Variable Contracts Trust.

       ORGANIZATION
       The Company is a wholly owned subsidiary of Pioneer Investment Management, Inc. (PIM), which is a wholly owned subsidiary of Pioneer Group, Inc. (PGI). Pioneer Fonds Marketing GmbH (PFM) and Pioneer Global Funds Distributor, Ltd. (PGFDL) are wholly owned subsidiaries of the Company. PFM performs marketing and sales activities with respect to sales of shares of certain of the Pioneer Family of Mutual Funds, primarily in Germany, Austria and Switzerland. PGFDL was established during 1998 and serves as the exclusive worldwide distributor of Pioneer's Ireland-based mutual funds.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       BASIS OF PRESENTATION
       The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Consolidated financial statements prepared in accordance with generally accepted accounting principles require the use of management estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

       RECOGNITION OF REVENUE
       Mutual fund commissions consist of underwriting commissions earned from the distribution of Class A mutual fund shares and are recorded as income on the trade (execution) date. Variable annuity commissions are earned on the distribution of variable annuity contracts. The Company has a Plan of Distribution (Distribution Plan) with the Funds in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Company earns distribution fees based on 0.75% of certain mutual fund net assets. Distribution revenues include distribution fees and the gains on sales of Class B share rights sold pursuant to the B Share Rights Program (see Note 9). Other income primarily consists of intercompany revenue, commissions as dealer and interest and dividend income.

       PREPAID SERVICE FEES
       Pursuant to the Distribution Plan, a service fee based on 0.25% of certain mutual fund net assets is collected by the Company as reimbursement for service fees prepaid to brokers and dealers in the initial year that an account is established. In subsequent years, these fees are collected by the Company and remitted to third-party brokers and dealers.

       INVESTMENTS IN MARKETABLE SECURITIES
       Investments in marketable securities represent investments in mutual funds for which the Company acts as the distributor. Net realized and unrealized gains and losses are reported as such in the accompanying consolidated statement of operations.

       VALUATION OF FINANCIAL INSTRUMENTS
       The Company considers the liquid nature and ready availability of market quotations when estimating the fair value of financial instruments.

       CONSOLIDATED STATEMENT OF CASH FLOWS
       Cash and temporary investments consist primarily of cash on deposit in banks, commercial paper, a resale agreement and amounts invested in Pioneer Cash Reserves Fund and Pioneer DM Cash Funds PLC.

       Resale agreements involve the overnight purchase of securities under agreements to resell. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under resale agreements.

       The Company's net benefit for state and federal income taxes of approximately $14,353,000 in 1999 is reflected as an increase to amounts due from affiliates.

       FURNITURE, EQUIPMENT AND LEASEHOLD IMPROVEMENTS
       Depreciation and amortization are provided for financial reporting purposes on a straight-line basis over the following estimated useful lives: furniture and equipment--three to five years; and leasehold improvements--over the term of the lease, not exceeding 10 years. In the event of retirement or other disposition of fixed assets, the cost of the assets and the related accumulated depreciation and amortization amounts are removed from the accounts and any resulting gains or losses are reflected in earnings.

       FOREIGN CURRENCY TRANSLATION
       Net assets of the Company's operations outside of the United States are translated into U.S. dollars using current exchange rates, with the effects of translation adjustments deferred and included as a separate component of stockholder's equity. Revenues and expenses are translated at the average rates of exchange during the period.

                         PIONEER FUNDS DISTRIBUTOR, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

                                   (Continued)


       COMPREHENSIVE INCOME
       The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, REPORTING COMPREHENSIVE INCOME, during 1998. SFAS No. 130 establishes standards for the reporting of comprehensive income or loss and its components. Comprehensive income or loss, as defined, includes all changes in equity during a period from non-owner sources. The Company's foreign currency translation adjustments, which are excluded from net loss, are included in comprehensive loss, as reported in the accompanying consolidated statement of changes in stockholder's equity.

       LONG-LIVED ASSETS
       The Company periodically reviews its long-lived assets which it continues to hold and use for potential impairment, primarily furniture, equipment and leasehold improvements. The Company assesses the future useful life of these assets whenever events or changes in circumstances indicate that the current useful life has diminished.

       CONCENTRATIONS OF CREDIT RISK
       The Company is primarily engaged in the selling of mutual fund shares of the Pioneer Family of Mutual Funds. The Company is exposed to risk of loss if shareholders purchasing mutual fund shares, for which the Company acts as distributor, do not fulfill their obligations.

(3)    NET CAPITAL AND RESERVE REQUIREMENTS

       As a broker-dealer, the Company is subject to the Securities and Exchange Commission's regulations and operating guidelines, which require the Company to maintain a specified amount of net capital, as defined. Net capital may fluctuate on a daily basis. The Company's net capital, as computed under Rule 15c3-1 under the Alternative Standard Method, was $1,488,455 at December 31, 1999, which exceeded required net capital of $250,000 by $1,238,455.

       The Company is exempt from the reserve requirements of Rule 15c3-3 since its broker-dealer transactions are limited to the purchase, sale and redemption of redeemable securities of registered investment companies. The Company promptly transmits all customer funds and delivers all securities received in connection with activities as a broker-dealer and does not otherwise hold funds or securities for, or owe money or securities to, customers.

(4)    INCOME TAXES

       PGI files a consolidated federal income tax return with its direct and indirect subsidiaries, including the Company. Consolidated income tax benefits (provisions) are allocated among the companies based on the income taxes that would have been benefited (accrued) had separate returns been filed for each entity or when subsidiary losses are utilized in consolidation.

       The benefit for income taxes, as stated as a percentage of loss before income taxes, consists of the following:

          Federal statutory rate ............................ (35.0)%

          (Increases) decreases in tax rate resulting from-
            Foreign income taxes ............................  (0.1)%
            Permanent differences ...........................   0.7%
                                                             ------
          Effective tax rate ................................ (34.4)%
                                                             ======

       The components of deferred income taxes recognized in the accompanying consolidated statement of financial condition are comprised of deferred tax assets of approximately $295,000 and deferred tax liabilities of approximately $250,000. The approximate income tax effect of each type of temporary difference is as follows:

          Dealer advances .............................. $   (243,000)
          Restricted stock .............................      159,000
          Other, net ...................................      129,000
                                                         ------------
                    Net deferred tax asset ............. $     45,000
                                                         ============

(5)    STOCK PLANS

       PGI has a Stock Incentive Plan (the 1997 Plan) to provide incentives to certain employees who have contributed and are expected to contributed materially to the success of PGI and its subsidiaries. In 1999, an amendment to the 1997 Plan was approved to increase the number of shares of PGI's common stock that may be awarded to participants from 1,500,000 to 3,000,000.

       Under the 1997 Plan, PGI may grant restricted stock, stock options and other stock-based awards. The 1997 Plan is administered by the Compensation Committee of PGI's Board of Directors (the Committee). The 1997 Plan expires in February 2007. PGI's 1995 Restricted Stock Plan (the 1995 Plan) and 1988 Stock Option Plan (the 1988 Option Plan) were terminated upon the approval of the 1997 Plan by the stockholders of PGI on May 20, 1997. PGI's 1990 Restricted Stock Plan (the 1990 Plan) expired in January 1995. The 1997 Plan, 1995 Plan and the 1990 Plan are collectively referred to as the Plans.

       Restricted stock is granted at a price to be determined by the Board of Directors, generally $0.10 per share. In 1999, certain employees of PFD were awarded 30,468 of PGI common stock under the 1997 Plan, with a fair market value on the award date of approximately $584,000. At December 31, 1999, cumulative shares awarded to certain employees of the Company, net of forfeitures, under the 1997 Plan, the 1995 Plan and the 1990 Plan were 69,406, 23,900 and 120,048, respectively.

       The participant's right to sell the awarded stock under the Plans is generally restricted as to 100% of the shares awarded during the first year following the award, 75% during the second year and 25% less each year thereafter. PGI may repurchase unvested restricted shares at $0.10 per share upon termination of employment. Awards under the Plans are compensatory and, accordingly, the difference between the award price and the market value of the shares under the

                         PIONEER FUNDS DISTRIBUTOR, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

                                   (Continued)


       Plans at the date of grant is being amortized on a straight-line basis over a four-year period. The Company expensed $318,000 in connection with these plans, which is included in salaries and related benefits expense in the accompanying consolidated statement of operations.

       Options issuable under the 1997 Plan become exercisable, as determined by the Committee, not to exceed ten years from the date of grant. Options granted to date vest over five years at an annual rate of 20% on each anniversary date of the date of grant. Prior to the adoption of the 1997 Plan, options were granted under the 1988 Option Plan. As of December 31, 1999, 1,297,080 shares of PGI's common stock remain available for grant under the 1997 Plan.

       During 1999, 18,834 incentive stock options and 31,166 nonstatutory options were granted under the 1997 Plan at an exercise price of $14.94. At December 31, 1999, cumulative incentive stock options and nonstatutory options to purchase 70,569 and 31,931 shares, respectively, of PGI common stock at exercise prices ranging from $14.94 to $29.88, equal to fair market value at the dates of the grants, were granted to certain employees of the Company under the 1997 Plan. Of such options, none were exercised or forfeited as of December 31, 1999.

       Prior to the adoption of the 1997 Plan, options were granted under the 1988 Option Plan. As of December 31, 1999, nonstatutory options to purchase 367,500 shares of PGI common stock at exercise prices ranging from $4.19 to $27.50, equal to fair market value at the dates of the grants, were granted to certain employees of the Company under the 1988 Option Plan. Of such options, 152,000 shares were exercised at prices ranging from $4.19 to $18.25 and 18,000 shares were forfeited as of December 31, 1999.

       In May 1995, PGI adopted the 1995 Employee Stock Purchase Plan (the 1995 Purchase Plan), which qualifies as an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Internal Revenue Code of 1986. An aggregate total of 500,000 shares of common stock have been authorized for issuance under the 1995 Purchase Plan, to be implemented through one or more offerings, each approximately six months in length, beginning on the first business day of each January and July. The price at which shares may be purchased during each offering will be the lower of (i) 85% of the closing price of the common stock as reported on the NASDAQ National Market (the closing price) on the date that the offering commences or (ii) 85% of the closing price of the common stock on the date the offering terminates. In 1999, employees of the Company purchased 11,375 shares under the 1995 Purchase Plan.

       The Company has determined, based on the analysis and assumptions prepared by management, that the disclosure requirements pursuant to SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, are immaterial to these financial statements taken as a whole.

(6)    BENEFIT PLANS

       PGI and its subsidiaries have two defined contribution benefit plans for eligible employees: a retirement benefit plan and a savings and investment plan (collectively, the Plans) qualified under section 401(k) of the Internal Revenue Code. PGI makes contributions to a trustee, on behalf of eligible employees, to fund both plans. The Company's expenses under the Plans amounted to approximately $656,000 in 1999.

       Both of the Plans cover all full-time employees who have met certain age and length-of-service requirements. Regarding the retirement benefit plan, the Company contributes an amount that would purchase a certain targeted monthly pension benefit at the participant's normal retirement date. In connection with the savings and investment plan, participants may voluntarily contribute up to 12% of their compensation and the Company will match this contribution up to 2%.

(7)    RELATED PARTY TRANSACTIONS

       Certain officers and/or directors of the Company and its subsidiaries are officers and/or trustees of the Pioneer Family of Mutual Funds. Underwriting commissions and distribution fees earned from the sales of mutual fund shares were approximately $14,760,000 in 1999. Within the Pioneer Family of Mutual Funds, total revenues from Pioneer II, Pioneer Fund, Pioneer Growth Shares Fund and Pioneer Variable Contracts Trust were approximately $1,303,000, $3,741,000, $2,834,000 and $2,067,000,
       respectively, in 1999.

       Certain officers and/or directors of the Company are partners of Hale and Dorr LLP, the Company's legal counsel. Amounts paid by the Company for legal services of Hale and Dorr LLP amounted to approximately $56,000 in 1999.

       Included in other income is approximately $1,203,000, which the Company earned from an affiliate, Pioneer Management (Ireland) Limited, for underwriting fees on mutual funds.

       During 1999, the Company was charged by PGI and affiliates for office rental, equipment expense, salaries, dealer-related services and other operating expenses. These charges represent expenses directly attributable to the Company's operations or an allocation of its proportionate share of these expenses using formulas that management believes are reasonable. Included in the accompanying consolidated statement of operations in other expenses is $6,913,000 related to these charges.

(8)    COMMITMENTS AND CONTINGENCIES

       Rental expense amounted to approximately $920,000 in 1999, which is included in the charges from PGI. Future minimum payments under the lease agreements, which are expected to be allocated to the Company, amount to $986,000 in 2000, $965,000 in 2001 and $319,000 in 2002. These future minimum rental payments include estimated annual operating expenses of approximately $483,000 in 2000 and 2001 and $121,000 in 2002 and 2003.

(9)    DEALER ADVANCES

       Certain of the Pioneer Family of Mutual Funds maintain a multi-class share structure whereby the participating funds

                         PIONEER FUNDS DISTRIBUTOR, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1999

                                   (Continued)


       offer both the traditional front-end load shares (Class A shares) and back-end load shares (Class B and Class C shares). Back-end load shares do not require the investor to pay any sales charge unless there is a redemption before the expiration of the minimum holding period, which ranges from three to six years in the case of Class B shares and equals one year in the case of Class C shares. However, the Company pays upfront sales commissions (dealer advances) to broker-dealers, ranging from 2% to 4% of the sales transaction amount on Class B shares and 1% on Class C shares. The participating funds pay the Company distribution fees of 0.75% and service fees of 0.25% per annum of their net assets invested in Class B and Class C shares, subject to annual renewal by the participating fund's Board of Trustees. In addition, the Company is paid a contingent deferred sales charge (CDSC) on Class B and C shares redeemed within the minimum holding period. The CDSC is paid based on declining rates ranging from 2% to 4% on the purchases of Class B shares and equal to 1% for Class C shares.

       In September 1998, the Company entered into an agreement (B Share Rights Program) to sell to a third party, at a premium, its rights to receive future distribution fees and contingent deferred sales charges from Class B shares of the Pioneer Family of Mutual Funds on a monthly basis through September 2001.

       The Company capitalizes and amortizes Class C share dealer advances for financial statement purposes over a 12-month period. The Company deducts the dealer advances in full for tax purposes in the year such advances are paid. CDSC received by the Company from redeeming C shares shareholders reduce unamortized dealer advances directly.

                         PIONEER FUNDS DISTRIBUTOR, INC.

                                   SCHEDULE I
                  COMPUTATION OF NET CAPITAL UNDER RULE 15C3-1
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                                                  DECEMBER 31,
                                                                      1999
COMPUTATION OF NET CAPITAL:
   Consolidated stockholder's equity .......................... $  46,078,328
   Less--Retained earnings of subsidiaries ....................       231,654
                                                                 ------------
         Unconsolidated stockholder's equity ..................    45,846,674

   Deductions--Nonallowable assets before consolidation-
     Receivables and other assets .............................     2,501,955
     Prepaid service fees and dealers' advances ...............     4,698,530
     Furniture, equipment and leasehold improvements ..........     1,492,154
     Investments in and receivables from affiliates ...........    35,693,085
     Haircuts on securities and outstanding wire trades .......       215,969
   Additions--Deferred income taxes, associated with
   dealer advances ............................................       243,474
                                                                -------------
         Net capital .......................................... $   1,488,455
                                                                =============

COMPUTATION OF BASIC NET CAPITAL REQUIREMENT:
   Minimum net capital required (greater of $250,000
   or 2% of aggregate debits) ................................. $     250,000
   Net capital in excess of requirement ....................... $   1,238,455


                         Reconciliation with Company's
              Computation (included in Part IIA of Form X-17A-5 as
                             of December 31, 1999)
NET CAPITAL, AS REPORTED IN COMPANY'S PART II A
UNAUDITED) FOCUS REPORT ....................................... $   1,226,886
   Net decrease in other receivables-Nonallowable asset .......       272,536
   Net decrease resulting from deferred tax adjustments .......       (10,967)
                                                                -------------
         Net capital, as adjusted                               $   1,488,455
                                                                =============


                                   SCHEDULE II
              COMPUTATION FOR DETERMINATION OF RESERVE REQUIREMENTS
                      FOR BROKER-DEALERS UNDER RULE 15C3-3
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Pioneer Funds Distributor, Inc. is exempt from the reserve requirements of Rule 15c3-3, as its transactions are limited to the purchase, sale and redemption of redeemable securities of registered investment companies. The Company promptly transmits all customer funds and delivers all securities received in connection with activities as a broker-dealer and does not otherwise hold funds or securities for, or owe money or securities to, customers; accordingly, the computation for determination of reserve requirements pursuant to Rule 15c3-3 and information relating to the possession or control requirements pursuant to Rule 15c3-3 are not applicable. In the opinion of management, the Company has complied with the exemptive provisions of Rule 15c3-3 throughout the year ended December 31, 1999.

             SUPPLEMENTARY REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors of
Pioneer Funds Distributor, Inc.:

In planning and performing our audit of the consolidated financial statements and supplemental schedules of Pioneer Funds Distributor, Inc. (the Company) for the year ended December 31, 1999, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the consolidated financial statements and not to provide assurance on internal control.

Also, as required by Rule 17a-5(g)(1) of the Securities and Exchange Commission
(SEC), we have made a study of the practices and procedures followed by the Company, including tests of such practices and procedures that we considered relevant to the objectives stated in Rule 17a-5(g), in making the periodic computations of aggregate debits and net capital under Rule 17a-3(a)(11) and for determining compliance with the exemptive provisions of Rule 15c3-3. Because the Company does not carry securities accounts for customers or perform custodial functions relating to customer securities, we did not review the practices and procedures followed by the Company in any of the following:

1. Making quarterly securities examinations, counts, verifications and comparisons

2.      Recordation of differences required by Rule 17a-13

3. Complying with the requirements for prompt payment for securities under Section 8 of Federal Reserve Regulation T of the Board of Governors of the Federal Reserve System

The management of the Company is responsible for establishing and maintaining internal control and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls and the practices and procedures referred to in the preceding paragraph, and to assess whether those practices and procedures can be expected to achieve the SEC's above-mentioned objectives. Two of the objectives of internal control and the practices and procedures are to provide management with reasonable but not absolute assurance that assets for which the Company has responsibility are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit the preparation of financial statements in accordance with generally accepted accounting principles. Rule 17a-5(g) lists additional objectives of the practices and procedures listed in the preceding paragraph.

Because of inherent limitations in internal control or the practices and procedures referred to above, errors or fraud may occur and not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control components does not reduce to a relatively low level the risk that error or fraud, in amounts that would be material in relation to the financial statements being audited, may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control, including control activities for safeguarding securities, that we consider to be material weaknesses as defined above.

We understand that practices and procedures that accomplish the objectives referred to in the second paragraph of this report are considered by the SEC to be adequate for its purposes in accordance with the Securities Exchange Act of 1934 and related regulations and that practices and procedures that do not accomplish such objectives in all material respects indicate a material inadequacy for such purposes. Based on this understanding and on our study, we believe that the Company's practices and procedures were adequate at December 31, 1999 to meet the SEC's objectives.

This report is intended solely for the use of the Board of Directors, management, the SEC, the National Association of Securities Dealers and other regulatory agencies that rely on Rule 17a-5(g) under the Securities Exchange Act of 1934 in their regulation of registered brokers and dealers and should not be used for any other purpose.






Boston, Massachusetts
February 4, 2000

     The prospectus for Pioneer Independence Fund contained in Post-Effective Amendment No. 3 to its registration statement on Form N-1A, filed with the Securities and Exchange Commission on May 1, 2000 (Accession No. 0001016964-99-000103), is incorporated herein.

                           UNDERTAKING TO FILE REPORTS


         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                       CONTENTS OF REGISTRATION STATEMENT


         This registration statement comprises the following papers and documents:

         The facing sheet

         Reconciliation and tie of information in Prospectus with items of Form N-8B-2

         The prospectus consisting of 30 pages

         The prospectus for Pioneer Independence Fund (underlying security)

         The undertaking to file reports

         Signatures

         Written consents of the following person:  Arthur Andersen LLP (see
         Exhibit 1(B))

         The following exhibits:

           EXHIBIT NO.                                 DESCRIPTION

           1. (A)(1)        Custodian Agreement between Pioneer Funds
                            Distributor, Inc. and State Street Bank and Trust
                            Company (depositor and custodian, respectively) 2
           1. (A)(2)        Not applicable
           1. (A)(3)(a)     Not applicable
           1. (A)(3)(b)     Form of Sales Agreement between Pioneer Funds
                            Distributor, Inc. and other broker-dealers 2
           1. (A)(3)(c)     Schedules of sales commissions 2
           1. (A)(4)        Not applicable
           1. (A)(5)        Not applicable
           1. (A)(6)        Certificate of incorporation and by-laws of Pioneer
                            Funds Distributor, Inc. 1
           1. (A)(7)        Not applicable
           1. (A)(8)        Form of Underwriting Agreement between Pioneer Funds
                            Distributor, Inc. and Pioneer Independence Fund 1
           1. (A)(9)        Not applicable

           EXHIBIT NO.                                   DESCRIPTION

           1. (A)(10)       Forms of investment application 2
           1. (B)           Written consents of Arthur Andersen LLP 3
           2.               Opinion of counsel as to the legality of the
                            securities being registered 2
           3. (1)(b)        Not applicable
           3. (1)(c)        Not applicable
           4.               Not applicable
                            ___________________________

                            1 Previously filed. Incorporated herein by reference
                              from the exhibits filed with Registrant's initial registration statement (File No. 333-42113) as filed with the Securities and Exchange Commission (the "SEC") on December 12, 1997 (Accession No. 0001016964-97-000166).

                           2 Previously filed. Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the registration statement as filed with the SEC on March 13, 1998 (Accession No. 0001016964-98-000018).

                           3  Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, Pioneer Independence Plans, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April 2000.

                                         PIONEER INDEPENDENCE PLANS
                                            (Name of Registrant)

                                         By:  PIONEER FUNDS DISTRIBUTOR, INC.



                                         By:  /s/ John F. Cogan, Jr.
                                              John F. Cogan, Jr.
                                              Chairman


         Pursuant to the requirements of the Securities Act of 1933, the registrant's sponsor has duly caused this registration statement to be signed on the registrant's behalf by following persons in the capacities indicated on April 28, 2000:

Signature                       Title

/s/ John F. Cogan, Jr.          Chairman (Chief Executive          )
John F. Cogan, Jr.              Officer) and Director, Pioneer     )
                                Funds Distributor, Inc.            )
                                                                   )
                                                                   )
/s/ Steven M. Graziano          Director, Pioneer Funds            )
Steven M. Graziano              Distributor, Inc.                  )
                                                                   )
                                                                   )
/s/ David D. Tripple            Director, Pioneer Funds            )
David D. Tripple                Distributor, Inc.                  )
                                                                   )
                                                                   )
/s/ Eric W. Reckard             Treasurer (Principal Financial     )
Eric W. Reckard                 and Accounting Officer), Pioneer   )
                                Funds Distributor, Inc.            )